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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): OCTOBER 2, 1998


                         THE ARNOLD PALMER GOLF COMPANY
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             (Exact name of registrant as specified in its charter)


    TENNESSEE                        0-921                    62-0331019
  ---------------             --------------------         -------------------
  (State of                   (Commission File No.)         (IRS Employer
   incorporation)                                           Identification No.)


               6201 MOUNTAIN VIEW ROAD, OOLTEWAH, TENNESSEE 37363
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          (Address of principal executive offices, including zip code)


                                 (423) 238-5890
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS.

           On October 2, 1998, the Arnold Palmer Golf Company (the "Company") announced the approval by the Board of Directors of a financial restructuring plan for the Company designed to provide working capital to support ongoing business activities through the sale of assets that are unrelated to the Company's core business focus.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not Applicable.

           (b) Not Applicable.

           (c) Exhibits. The following exhibit is being filed herewith:

               28.1 Press Release of the Company dated October 2, 1998





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 21, 1998                     THE ARNOLD PALMER GOLF COMPANY

                                     By: /s/ David J. Kirby
                                         ---------------------------------------
                                         David J. Kirby, Vice President Finance






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